                                                                   EXHIBIT 10.26


                          BIOANALYTICAL SYSTEMS, INC.

                   1997 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                           ADOPTED OCTOBER 23,1997


        1. PURPOSE. This 1997 Employee Incentive Stock Option Plan (hereinafter referred to as the "Plan") is intended to be an incentive to, and to encourage share ownership by, key employees of Bioanalytical Systems, Inc. and its subsidiaries (hereinafter collectively referred to as the "Employer") in the manner contemplated by Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), in order to provide such employees with a more direct and proprietary interest in the welfare and success of the Employer and to insure their continuation as employees of the Employer.

        2. ADMINISTRATION. The Plan shall be administered by an Incentive Stock Option Committee (hereinafter referred to as the "Committee") consisting of three (3) or more members of the Board of Directors of Bioanalytical Systems, Inc. (the "Company") who are appointed from time to time by the Board of Directors of the Company. The Board of Directors of the Company may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors of the Company. The Committee shall have the power to interpret and construe the provisions of the Plan or any option granted under it, and such interpretation or construction shall be final and binding. The Committee may prescribe, amend and rescind rules and regulations relative to the Plan or its construction or interpretation. A majority of the Committee shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith.

        3. ELIGIBILITY. Only those persons who are employees of the Employer shall be eligible to participate in the Plan. The Committee shall determine from time to time the particular employees of the Employer who shall be eligible to participate in the Plan and the extent of their participation therein. No option shall be granted under the Plan to any employee of the Employer who, at the time such option is granted, owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any parent or subsidiary corporation of the Company or any parent or subsidiary corporation of any of the foregoing (such employee being hereinafter referred to as a "10% Shareholder"), except as provided below. In determining whether the percentage limitations of this paragraph are met, an employee shall be considered as owning any shares owned, directly or indirectly, by or for his brothers or sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants. For purposes of this paragraph 3, shares owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries. The percentage limitations of this paragraph 3 shall not apply, however, if at the time such option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted.

        4. SHARES. The shares subject to the options and other provisions of the Plan shall be shares of the Company's authorized, but unissued, or reacquired Common Shares (the "Common Shares"). The total amount of the Common Shares on which options may be granted shall not exceed in the aggregate Ninety-Five Thousand (95,000) shares, except as such number of shares shall be adjusted in accordance with the provisions set forth in paragraph 6(g) hereof. In the event any outstanding option under the Plan expires or is terminated for any reason prior to the end of the period during which options may be granted, the Common Shares allocable to the unexercised portion of such option may again be subject to an option under the Plan. During the period that any options granted hereunder are outstanding, the Employer shall reserve and keep available such number of Common Shares as will be sufficient to satisfy all outstanding, unexercised options.

        5.      MAXIMUM EXERCISE RULE

        The aggregate fair market value (determined at the time the option is granted) of the shares with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all such plans of the Employer and any parent or subsidiary corporation of the Employer shall not exceed One Hundred Thousand Dollars ($100,000.00).

        6. TERMS AND CONDITIONS OF OPTIONS. Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall from time to time prescribe, which agreements shall comply with and be subject to the following terms and conditions:

                (a) MEDIUM AND TIME OF PAYMENT. The option price shall be payable in United States dollars upon the exercise of the option and shall be paid (i) in cash; (ii) by certified check or by bank cashier's check; (iii) through the tender to the Company of Common Shares of the Company or through the withholding of Common Shares of the Company that are subject to the option, which Common Shares shall be valued, for purposes of determining the extent to which the purchase price has been paid, at their fair market value on the date of exercise as determined in Section 6(c); or (iv) by a combination of the methods described in (i), (ii), or (iii); provided, however, that the Committee may in its discretion impose and set forth in the option agreement pertaining to an option such limitations or prohibitions on the use of Common Shares to exercise options as it deems appropriate. Fair market value of the Common Shares shall be determined by the Committee in the same manner that it is determined in establishing option prices. Payment of the option price shall be accompanied by a written subscription agreement in a form to be prescribed by the Committee.


                (b) NUMBER OF SHARES. The option agreement shall state the total number of shares to which it pertains, and the date of the grant of the option. The Committee may prescribe in the option agreement a minimum number of Common Shares with respect to which an option may be exercised, in whole or in part.

                (c) OPTION PRICE. The option price shall be an amount per share not less than the fair market value per share of the Common Shares on the date of granting of the option.

         In the case of options granted to an employee of the Employer who is a 10% Shareholder, the option price shall be an amount per share not less than one hundred ten percent (110%) of the fair market value per share of the Common Shares on the date of the granting of the option. Fair market value shall mean, if the price of the Common Shares is so reported, the closing price for the Common Shares on the National Association of Securities Dealers Automated Quotation System or any exchange on which the Common Shares are then traded, as reported in The Wall Street Journal (Midwest Edition). If the price of Common Shares is not so reported, fair market value shall be determined, in good faith, by the Committee in accordance with such procedures as the Committee shall from time to time prescribe.

                (d) TERM OF OPTIONS. The term of each option granted under the Plan shall expire within the period prescribed in the agreement relating thereto, which shall not be more than five (5) years from the date the option is granted if the optionee is a 10% Shareholder and not more than ten (10) years from the date the option is granted if the optionee is not a 10% Shareholder.

                (e) DATE OF EXERCISE. Each option shall be exercisable as determined by the Committee and set forth in an option agreement, provided, however, that any such limitation on the exercise of an option contained in an option agreement may be rescinded, modified, or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such option so as to accelerate the time in which the option may be exercised. Except as specifically restricted by the Committee, any option may be exercised in whole at any time or in part from time to time during its term.

                (f) TERMINATION OF EMPLOYMENT. In the event an optionee shall cease to be employed by the Employer, a parent corporation of the Employer, or a corporation or a parent or a subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(g) of the Code applies, all options outstanding in the hands of the optionee shall terminate immediately as to any unexercised portion thereof; provided, however, that if any cessation of employment is due to retirement with the consent of the Employer or permanent and total disability, the optionee shall have the right, subject to the provisions of paragraph 6(d) and paragraph 6(e) hereof, to exercise the option, with respect to the shares for which it could have been exercised on the effective date of his cessation of employment, at any time within three (3) months after such cessation of employment due to retirement with the consent of the Employer or at any time within twelve (12) months after such cessation of employment due to permanent and total disability; and provided further, that if the employee shall die while in the employ of the Employer, the employee's personal representative shall have the right, subject to the provisions of paragraph 6(d) and paragraph 6(e) hereof, to exercise the option with respect to the shares for which it could have been exercised on the date of death, at any time within twelve (12) months from the date of death. Whether a cessation of employment is to be considered a retirement with the consent of the Employer or due to permanent and total disability, and whether an authorized leave of absence or absence on military or government service shall be deemed to constitute termination of employment, for the purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive.

                (g) RECAPITALIZATION. The aggregate number of Common Shares on which options may be granted hereunder, the number of shares thereof covered by each outstanding option, and the price per share thereof in each such option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a share dividend, or other increase or decrease in the Common Shares effected without receipt of consideration by the Employer. In the event that, prior to the delivery by the Employer of the Common Shares remaining under any outstanding option hereunder, there shall be a capital reorganization or reclassification of the capital of the Employer resulting in a substitution of other shares for the Common Shares, there shall be substituted the number of substitute shares which would have been issued in exchange for the Common Shares then remaining under the option if such Common Shares had been then issued and outstanding.

                 (h) MERGER, DISSOLUTION. If the Employer shall be a party to any merger or consolidation, the Employer shall have the right to terminate any option outstanding on thirty (30) days written notice; provided, however, if such merger or consolidation is not consummated within 180 days from the date of the aforementioned notice, all options terminated shall be deemed to have been continuously in effect since the date of execution thereof. In the event of a dissolution or liquidation of the Employer, the Employer shall give each optionee thirty (30) days written notice thereof; every unexercised option outstanding hereunder shall be deemed to be terminated upon such dissolution or liquidation.

                (i) ASSIGNABILITY. No option shall be assignable or transferable except by will or under the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by the optionee.

                (i) ISSUANCE OF SHARES AND COMPLIANCE WITH SECURITIES LAWS. The Employer may postpone the issuance and delivery of certificates representing shares until (a) the admission of such shares to listing on any stock exchange on which shares of the Employer of the same class are then listed and (b) the completion of such registration or other qualification of such shares under any state or federal law, rule or regulation as the Employer shall determine to be necessary or advisable, which registration or other qualification the Employer shall use its best efforts to complete; provided, however, a person purchasing shares pursuant to the Plan has no right to require the Employer to register the Common Shares under federal or state securities laws at any time. Any person purchasing shares pursuant to the Plan may be required to make such representations and furnish such information as may, in the opinion of counsel for the Employer, be appropriate to permit the Employer, in light of the existence or non-existence with respect to such shares of an effective registration under the Securities Act of 1933, as amended, or any similar state statute, to issue the shares in compliance with the provisions of those or any comparable acts.

                (k) RIGHTS AS A SHAREHOLDER. An optionee shall have no rights as a shareholder with respect to shares covered by an option until the date of issuance of a certificate to him and only after such shares are fully paid. No adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

                (l) OTHER PROVISIONS. The option agreements entered into under the Plan shall contain such other provisions as the Committee shall deem advisable.

        7. TERM OF PLAN. The Plan shall become effective upon the approval by the holders of a majority of the issued and outstanding shares of each class of the voting shares of the Company voting in person or by proxy at a duly held shareholders' meeting; provided, however, that the Plan shall become effective only if approved by such shareholders within twelve (12) months before or after the date the Plan is adopted by the Company's Board of Directors. The Board of Directors may, in its sole discretion, terminate the Plan at any time with respect to any shares as to which options have not been granted. No option shall be granted under the Plan thereafter.

        8. AMENDMENT OF THE PLAN. The Board of Directors of the Company may from time to time, alter, amend, suspend, or discontinue the Plan with respect to any shares as to which options have not been granted; provided, however, that the Board of Directors may not, without further approval by the holders of a majority of the issued and outstanding shares of each class of voting shares of the Company:

                (a) increase the maximum number of shares as to which options may be granted under the Plan (other than to reflect a stock split or stock dividend);

                (b) change the class of shares for which options may be granted under the Plan; or

                (c) change the provisions of paragraph 6(c) concerning the option price.

         9. APPLICATION OF FUNDS. The proceeds received by the Company from the sale of shares pursuant to options granted hereunder will be used for general corporate purposes.

        10. NO OBLIGATION TO EXERCISE OPTION. The granting of an option hereunder shall impose no obligation upon the optionee to exercise such an option.

        11. CONTINUANCE OF EMPLOYMENT. Neither the adoption of the Plan nor the granting of an option hereunder shall impose any obligation on the Employer to continue the employment of an optionee.

        12. APPLICABILITY OF AMENDMENTS. All outstanding options shall be deemed to be amended so as to include, to the extent applicable thereto, any amendments made to the Plan subsequent to the granting of such options.

        13. WITHHOLDINGS. The Committee shall have the right to require optionees to remit to the Company amounts sufficient to satisfy any federal, state or local income tax withholding requirements (or make other arrangements satisfactory to the Company with regard to such taxes) at such times as the Company deems necessary or appropriate for compliance with such laws.